Exhibit 99.1

FOR IMMEDIATE RELEASE

SABRA REPORTS RESULTS FOR THE PERIOD FROM NOVEMBER 15, 2010 THROUGH DECEMBER 31,2010

IRVINE, CA, March 2, 2011 — Sabra Health Care REIT, Inc. (“Sabra”, the “Company” or “we”) (NASDAQ:SBRA) announced results of operations for the period from November 15, 2010 (the “Separation Date”) through December 31, 2010. Commenting on the successful launch of Sabra, Rick Matros, CEO and Chairman said, “The management team looks forward to the opportunity to grow Sabra. We are pleased with the development of our acquisition pipeline to this point.”

RECENT HIGHLIGHTS

•	Completed the successful separation from Sun Healthcare Group, Inc.’s operations (the “Separation”) and began operations as a separate publicly traded company effective November 15, 2010.

•	Posted FFO, AFFO and Normalized AFFO of $0.12, $0.15 and $0.18, respectively, per diluted share, and earnings per diluted share of $0.00.

Separation

Effective on the Separation Date, Sabra and Sun Healthcare Group, Inc. (“New Sun”) completed a spin-off transaction through which the former parent of Sabra and New Sun separated its real estate assets and operating assets into two separate publicly traded companies, and Sabra and New Sun began operations as separate companies. We are organized to qualify as a real estate investment trust (a “REIT”) and we intend to elect to be treated as a REIT for U.S. federal income tax purposes commencing with our taxable year beginning on January 1, 2011.

Performance from the Separation Date through December 31, 2010

During the period from the Separation Date through December 31, 2010, we recognized FFO of $3.1 million ($0.12 per diluted share), AFFO of $3.7 million ($0.15 per diluted share) and Normalized AFFO of $4.5 million ($0.18 per diluted share). AFFO represents FFO adjusted for amortization of deferred financing costs, stock-based compensation expense and acquisition costs totaling $0.6 million ($0.03 per diluted share). Normalized AFFO represents AFFO adjusted for one-time Separation related expenses and non-recurring, non-cash income tax expense incurred during this period, which total $0.8 million, or $0.03 per diluted share. During the period from the Separation Date through December 31, 2010, net income was $7,000 ($0.00 per diluted share). We recognized rental revenue of $8.8 million from the Separation Date through December 31, 2010, which provided us with lease coverage of 1.6x EBITDAR from our tenant, New Sun.

LIQUIDITY

As of December 31, 2010, we had approximately $161.8 million in liquidity, consisting of unrestricted cash and cash equivalents of $74.2 million and available borrowings of $87.6 million under our senior secured revolving credit facility.

DISTRIBUTIONS

Commencing with the first quarter of 2011, we expect to declare a cash distribution equal to approximately 80% of our AFFO for the same period, which we expect to pay in the second quarter of 2011.

CONFERENCE CALL AND COMPANY INFORMATION

A conference call to discuss the 2010 year-end earnings will be held on Thursday, March 3, 2011 at 10:00am Pacific/ 1:00pm Eastern. The dial in number for the conference call is (877) 852-6575 and the participant code is “Sabra.” A replay of the call will also be available immediately following the call and for 30 days, ending on April 3, 2011 by dialing (888) 203-1112 and using passcode 4472261. The Company’s supplemental information package for the current period will also be available on the Company’s website in the “Investor Relations” section.

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ABOUT SABRA

Sabra Health Care REIT, Inc. (NASDAQ: SBRA), a Maryland Corporation, is a self-administered, self-managed real estate investment trust that, through its subsidiaries, owns and invests in real estate serving the healthcare industry. Sabra leases properties to tenants and operators throughout the United States. As of December 31, 2010, Sabra’s portfolio consisted of 67 skilled nursing facilities, ten combined skilled nursing, assisted living and independent living facilities, five assisted living facilities, two mental health facilities, one independent living facility and one continuing care retirement community with a total of 9,603 licensed beds in 19 states.

FORWARD-LOOKING STATEMENTS SAFE HARBOR

Statements made in this release that are not historical facts are “forward-looking” statements (as defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties and are subject to change at any time. These statements may be identified, without limitation, by the use of “expects,” “believes,” “intends,” “should” or comparable terms or the negative thereof. Forward-looking statements in this release include all statements regarding expected growth opportunity and development of our acquisition pipeline; and the expected amounts and timing of dividends and distributions.

These statements are made as of the date hereof and are subject to known and unknown risks, uncertainties, assumptions and other factors—many of which are out of the Company’s control and difficult to forecast—that could cause actual results to differ materially from those set forth in or implied by forward-looking statements. These risks and uncertainties include but are not limited to: our dependence on New Sun, until we are able to diversify our portfolio; our ability to build the necessary infrastructure to operate as a separate publicly traded company; our ability to qualify and maintain our status as a real estate investment trust (“REIT”); changes in general economic conditions and volatility in financial and credit markets; our ability to pursue and complete acquisitions and the costs and management attention required to do so; the significant amount of our indebtedness; covenants in our debt agreements that may restrict our ability to make acquisitions, incur additional indebtedness and refinance indebtedness on favorable terms; increases in market interest rates; the impact of healthcare reform legislation on our business; competitive conditions in our industry; and other factors discussed from time to time in our news releases, public statements and/or filings with the Securities and Exchange Commission (the “SEC”), especially the “Risk Factors” sections of our Annual and Quarterly Reports on Forms 10-K and 10-Q. We assume no, and hereby disclaim any, obligation to update any of the foregoing or any other forward-looking statements as a result of new information or new or future developments, except as otherwise required by law.

NEW SUN INFORMATION

This release includes information regarding New Sun. New Sun is subject to the reporting requirements of the SEC and is required to file with the SEC annual reports containing audited financial information and quarterly reports containing unaudited financial information. The information related to New Sun provided in this release has been provided by New Sun or derived from New Sun’s public filings. We have not independently verified this information. We have no reason to believe that such information is inaccurate in any material respect. We are providing this data for informational purposes only. New Sun’s filings with the SEC can be found at www.sec.gov.

NOTE REGARDING NON-GAAP FINANCIAL MEASURES

This release includes the following financial measures defined as non-GAAP financial measures by the SEC: EBITDA, funds from operations (“FFO”), Adjusted FFO (“AFFO”), Normalized AFFO, FFO per diluted share, AFFO per diluted share and Normalized AFFO per diluted share. These measures may be different than non-GAAP financial measures used by other companies and the presentation of these measures is not intended to be considered in isolation or as a substitute for financial information prepared and presented in accordance with U.S. generally accepted accounting principles. An explanation of these non-GAAP financial measures is included under “Definitions of Non-GAAP Financial Measures” in this release, and reconciliations of these non-GAAP financial measures to the GAAP financial measures we consider most comparable are included under “Reconciliations of Net Income to EBITDA, Funds from Operations (FFO), Adjusted Funds from Operations (AFFO) and Normalized AFFO” in this release.

CONTACT

Investor & Media Inquiries: (949) 679-0410

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SABRA HEALTH CARE REIT, INC.

FINANCIAL HIGHLIGHTS

(in thousands, except share and per share data)

Period From November 15, 2010 - December 31, 2010
Revenues	$8,795
EBITDA	$7,242
Net income	$7
FFO	$3,141
AFFO	$3,706
Normalized AFFO	$4,473

Per share data:
Diluted EPS	$0.00
Diluted FFO	$0.12
Diluted AFFO	$0.15
Diluted Normalized AFFO	$0.18

Weighted-average number of common shares outstanding, diluted	25,186,988

Cash flow from operations	$6,592

December 31, 2010
Real Estate Portfolio
Total Investments (Properties)	86
Total Investments ($)	$570,768
Total Licensed Beds/Units	9,603
Weighted Average Remaining Lease Term (in months)	136

Period From November 15, 2010 - December 31, 2010
Facility EBITDAR	$14,053
Facility EBITDAR Coverage	1.60	x
Occupancy Percentage	87.8%
Skilled Mix	38.10%

Debt	December 31, 2010
Principal
Fixed Rate Debt	$325,610
Variable Rate Debt	60,315

385,925
Mortgage Premium	515

Total Debt	$386,440

Rate
Fixed Rate Debt	7.56%
Variable Rate Debt	5.50%

Total Debt	7.24%

% of Total
Fixed Rate Debt	84.4%
Variable Rate Debt	15.6%

Total Debt	100.0%

Availability Under Credit Facility:	$87,600

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SABRA HEALTH CARE REIT, INC.

CONSOLIDATED STATEMENT OF INCOME

(in thousands, except share and per share data)

Period from November 15, 2010 to December 31, 2010
Revenues:
Rental income	$8,781
Interest income	14

Total revenues	8,795

Expenses:
Depreciation and amortization	3,134
Interest	3,859
General and administrative	1,553

Total expenses	8,546

Income before income taxes	249
Income tax expense	242

Net income	$7

Net income per common share, basic	$0.00

Net income per common share, diluted	$0.00

Weighted-average number of common shares outstanding, basic	25,110,936

Weighted-average number of common shares outstanding, diluted	25,186,988

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SABRA HEALTH CARE REIT, INC.

CONSOLIDATED BALANCE SHEET

(in thousands, except share and per share data)

December 31, 2010
Assets:
Real estate investments, net of accumulated depreciation of $88,701	$482,297
Cash and cash equivalents	74,233
Restricted cash	4,716
Deferred tax assets	26,300
Prepaid expenses, deferred financing costs and other assets	12,013

Total assets	$599,559

Liabilities and stockholders’ equity:
Mortgage notes payable	$161,440
Senior unsecured notes payable	225,000
Accounts payable and accrued liabilities	9,286
Tax liability	26,300

Total liabilities	422,026

Stockholders’ equity:
Preferred stock, $.01 par value; 10,000,000 shares authorized,
zero shares issued and outstanding as of December 31, 2010	—
Common stock, $.01 par value; 125,000,000 shares authorized,
25,061,072 shares issued and outstanding as of December 31, 2010	251
Additional paid-in capital	177,275
Retained earnings	7

Total stockholders’ equity	177,533

Total liabilities and stockholders’ equity	$599,559

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SABRA HEALTH CARE REIT, INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

(dollars in thousands)

Period from November 15, 2010 to December 31, 2010
Cash flows from operating activities:
Net income	$7
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	3,134
Amortization of deferred financing costs	230
Stock-based compensation expense	335
Amortization of premium on notes payable	(2)
Deferred taxes	242
Changes in operating assets and liabilities:
Prepaid expenses and other assets	(609)
Accounts payable and accrued liabilities	3,276
Restricted cash	(21)

Net cash provided by operating activities	6,592

Cash flows from investing activities:
Cash received in the Separation	67,134
Additions to real estate	(16)

Net cash provided by investing activities	67,118

Cash flows from financing activities:
Proceeds from mortgage notes payable	10,000
Payment of Separation-related obligations	(9,081)
Principal payments on mortgage notes payable	(235)
Payments of deferred financing costs	(161)

Net cash provided by financing activities	523

Net increase in cash and cash equivalents	74,233
Cash and cash equivalents, beginning of period	—

Cash and cash equivalents, end of period	$74,233

Supplemental disclosure of cash flow information:
Net non-cash assets received in the Separation	$110,056

Interest paid	$760

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DEFINITIONS OF NON-GAAP FINANCIAL MEASURES

This press release includes the non-GAAP financial measures of EBITDA, FFO, AFFO, normalized AFFO, FFO per diluted share, AFFO per diluted share and normalized AFFO per diluted share, which are reconciled to net income, which we believe is the most comparable GAAP measure. We believe that the use of FFO, AFFO and Normalized AFFO (and the related per share amounts), combined with the required GAAP presentations, improves the understanding of operating results of REITs among investors and makes comparisons of operating results among such companies more meaningful.

EBITDA. The real estate industry uses earnings before interest, taxes, depreciation and amortization (“EBITDA”), a non-GAAP financial measure, as a measure of both operating performance and liquidity. The Company uses EBITDA to measure both its operating performance and liquidity. By excluding interest expense, EBITDA allows investors to measure the Company’s operating performance independent of its capital structure and indebtedness and, therefore, allows for a more meaningful comparison of its operating performance between quarters as well as annual periods and to compare its operating performance to that of other companies, both in the real estate industry and in other industries. As a liquidity measure, the Company believes that EBITDA helps investors analyze the Company’s ability to meet its interest payments on outstanding debt. The Company believes investors should consider EBITDA in conjunction with net income (the primary measure of the Company’s performance) and the other required GAAP measures of its performance and liquidity, to improve their understanding of the Company’s operating results and liquidity, and to make more meaningful comparisons of its performance between periods and against other companies. EBITDA has limitations as an analytical tool and should be used in conjunction with the Company’s required GAAP presentations. EBITDA does not reflect the Company’s historical cash expenditures or future cash requirements for capital expenditures or contractual commitments. While EBITDA is a relevant and widely used measure of operating performance and liquidity, it does not represent net income or cash flow from operations as defined by GAAP and it should not be considered as an alternative to those indicators in evaluating operating performance or liquidity. Further, the Company’s computation of EBITDA may not be comparable to similar measures reported by other companies.

Funds From Operations (“FFO”) and Adjusted Funds from Operations (“AFFO”). The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company also believes that Funds From Operations, or FFO, as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) and FFO per diluted share are important non-GAAP supplemental measures of operating performance for a real estate investment trust. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that use historical cost accounting for depreciation could be less informative. Thus, NAREIT created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization. AFFO is defined as FFO excluding acquisition costs, stock-based compensation expense and amortization of deferred financing costs. The Company believes that the use of FFO and AFFO (and the related per share amounts), combined with the required GAAP presentations, improves the understanding of operating results of real estate investment trusts among investors and makes comparisons of operating results among such companies more meaningful. The Company considers FFO and AFFO to be useful measures for reviewing comparative operating and financial performance because, by excluding gains or losses related to sales of previously depreciated operating real estate assets and real estate depreciation and amortization, and, for AFFO, by excluding non-cash expenses and acquisition costs, FFO and AFFO can help investors compare the operating performance of a real estate investment trust between periods or as compared to other companies. While FFO and AFFO are relevant and widely used measures of operating performance of real estate investment trusts, they do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO and AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor are they necessarily indicative of cash available to fund the Company’s future cash requirements. Further, the

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Company’s computation of FFO and AFFO may not be comparable to FFO and AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current NAREIT definition or that interpret the current NAREIT definition or define AFFO differently from the Company.

Normalized AFFO. Normalized AFFO represents AFFO adjusted for one-time separation related expenses and non-recurring, non-cash income tax expense. The Company considers Normalized AFFO to be a useful measure to evaluate the Company’s operating results excluding non-recurring separation related expenses. Normalized AFFO can help investors compare the operating performance of a REIT between periods or as compared to other companies. Normalized AFFO does not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. Normalized AFFO also does not consider the costs associated with capital expenditures related to the Company’s real estate assets nor are they necessarily indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of Normalized AFFO may not be comparable to Normalized AFFO reported by other REITs that do not define FFO in accordance with the current NAREIT definition or that interpret the current NAREIT definition or define AFFO or Normalized AFFO differently from the Company.

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SABRA HEALTH CARE REIT, INC.

RECONCILIATIONS OF NET INCOME TO EBITDA, FUNDS FROM OPERATIONS (FFO),

ADJUSTED FUNDS FROM OPERATIONS (AFFO) AND NORMALIZED AFFO

(in thousands, except share and per share data)

Period from November 15, 2010 to December 31, 2010
Net income	$7
Interest expense	3,859
Income tax expense	242
Depreciation and amortization	3,134

EBITDA	$7,242

Period from November 15, 2010 to December 31, 2010
Net income	$7
Add:
Depreciation of real estate assets	3,134

Funds from Operations (FFO)	3,141

Acquisition costs	—
Stock-based compensation expense	335
Amortization of deferred financing costs	230

Adjusted Funds from Operations (AFFO)	3,706

Non-recurring compensation and benefits	525

Non-recurring, non-cash income tax expense	242

Normalized AFFO	$4,473

FFO per diluted common share	$0.12

AFFO per diluted common share	$0.15

Normalized AFFO per diluted common share	$0.18

Weighted average number of common shares outstanding, diluted	25,186,988

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